Exhibit n under N-1A
                                                   Exhibit 99 under 601/Reg SK


                             MULTIPLE CLASS PLAN


      This Multiple Class Plan (this "Plan") is adopted by the investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

      1.    Purpose

            This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

       2.   Separate Arrangements/Class Differences

            The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

      3.    Expense Allocations

            Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

            (a)   transfer agent fees;

            (b)   printing  and  postage  expenses  related to  preparing  and
                  distributing   materials   such  as   shareholder   reports,
                  prospectuses, and proxies to current shareholders;

            (c)   blue sky registration fees;

            (d)   SEC registration fees;

            (e) the expense of administrative personnel and services as required to support the shareholders;

            (f) litigation or other legal expenses relating solely to one Class; or

            (g) other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

      4.    Conversion and Exchange Features

            The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

      5.    Amendment

            Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.


==============================================================================

                     Institutional Capital Shares Exhibit
==============================================================================
                                      To
                             Multiple Class Plan

1.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Capital Shares will consist of sales by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Institutional Capital Shares will bear the following fees and expenses:

            Fees and              Maximum Amount Allocated Institutional
            Expenses              Capital Shares
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Sales Load            None
            Contingent            None
            Deferred Sales
            Charge ("CDSC")
            Shareholder           Up to 25 basis points (0.25%) of the
            Service Fee           average daily net asset value
            12b-1 Fee             None
            Other Expenses        Itemized expenses incurred by the Fund
                                  with respect to holders of
                                  Institutional Capital Shares as
                                  described in Section 3 of the Plan

2.    CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

            Conversion            None
            Rights:
            Exchange              Institutional Capital Shares may be
            Rights:               exchanged for Institutional Capital
                                  Shares of any other Fund.
                                  Additionally, Institutional Capital
                                  Shares issued in exchange for Class A
                                  Shares or Class F Shares may be
                                  exchanged back into Class A Shares or
                                  Class F Shares, respectively.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                              Schedule of Funds
                    Offering Institutional Capital Shares
==============================================================================

The Funds set forth on this Schedule each offer Institutional Capital Shares on the terms set forth in the Institutional Capital Shares Exhibit to the Multiple Class Plan, in each case as indicated below.

      -------------------------------------------------------------------
             Multiple Class               Series              12b-1 Plan
                 Company
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Money Market            Municipal                 None
            Obligations Trust       Obligations Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Prime Cash                None
                                    Obligations Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Prime Value               None
                                    Obligations Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Treasury                  None
                                    Obligations Fund
      -------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                            CasH II Shares Exhibit
==============================================================================
                                      To
                             Multiple Class Plan

3.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of shareholder services to be provided by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Cash II Shares will bear the following fees and expenses:

            Fees and              Maximum Amount Allocated Cash II
            Expenses              Shares
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Sales Load            None
            Contingent            None
            Deferred Sales
            Charge ("CDSC")
            Shareholder           Up to 25 basis points (0.25%) of the
            Service Fee           average daily net asset value
            12b-1 Fee             As set forth in the attached Schedule
            Other Expenses        Itemized expenses incurred by the
                                  Fund with respect to holders of Cash
                                  II Shares as described in Section 3
                                  of the Plan

4.    CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

            Conversion            None
            Rights:
            Exchange              Cash II Shares may be exchanged for
            Rights:               Cash II Shares of any other Fund.
                                  Additionally, Cash II Shares issued
                                  in exchange for Class A Shares or
                                  Class F Shares may be exchanged back
                                  into Class A Shares or Class F
                                  Shares, respectively.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

==============================================================================
                              Schedule of Funds
                           Offering Cash II Shares
==============================================================================

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

      -------------------------------------------------------------------
              Multiple Class                 Series               12b-1
                  Company                                          Plan
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Money Market              Automated Cash              0.25%
            Obligations Trust         Management Trust
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                      Florida Municipal           0.25%
                                      Cash Trust
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                      New York Municipal          0.25%
                                      Cash Trust
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                      Ohio Municipal Cash         0.30%
                                      Trust
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                      California Municipal        0.20%
                                      Cash Trust
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                      Michigan Municipal          0.25%
                                      Cash Trust
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Cash Trust Series         Municipal Cash Series       0.20%
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                      Treasury Cash Series        0.20%
      -------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                          Cash series Shares Exhibit
==============================================================================
                                      To
                             Multiple Class Plan

5.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of shareholder services to be provided by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Cash Series Shares will bear the following fees and expenses:

            Fees and              Maximum Amount Allocated Cash Series
            Expenses              Shares
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Sales Load            None
            Contingent            None
            Deferred Sales
            Charge ("CDSC")
            Shareholder           Up to 25 basis points (0.25%) of the
            Service Fee           average daily net asset value
            12b-1 Fee             As set forth in the attached Schedule
            Other Expenses        Itemized expenses incurred by the Fund
                                  with respect to holders of Cash Series
                                  Shares as described in Section 3 of
                                  the Plan

6.    CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

            Conversion        None
            Rights:
            Exchange          Cash Series Shares may be exchanged for
            Rights:           Cash Series Shares of any other Fund.
                              Additionally, Cash Series Shares issued in exchange for Class A Shares or Class F
                              Shares may be exchanged back into Class A
                              Shares or Class F Shares, respectively.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                              Schedule of Funds
                         Offering Cash Series Shares
==============================================================================

The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


      --------------------------------------------------------------------
            Multiple Class                 Series                12b-1
                Company                                            Plan
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Money Market          Minnesota Municipal            0.50%
            Obligations           Cash Trust
            Trust
      --------------------------------------------------------------------
      --------------------------------------------------------------------
                                  Pennsylvania Municipal         0.40%
                                  Cash Trust
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Cash Trust            Municipal Cash Series          0.35%
            Series
      --------------------------------------------------------------------
      --------------------------------------------------------------------
                                  Treasury Cash Series           0.35%
      --------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                            Class A Shares Exhibit
==============================================================================
                                      To
                             Multiple Class Plan

7.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales by financial intermediaries in consideration of a sales load paid through the principal underwriter and a shareholder service fee paid by Federated Shareholder Services Co. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Class A Shares will bear the following fees and expenses:

            Fees and              Maximum Amount Allocated Class A
            Expenses              Shares
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Sales Load            Up to 5.5% of the public offering
                                  price
            Contingent            None
            Deferred Sales
            Charge ("CDSC")
            Shareholder           Up to 25 basis points (0.25%) of the
            Service Fee           average daily net asset value
            12b-1 Fee             As set forth in the attached Schedule
            Other Expenses        Itemized expenses incurred by the
                                  Fund with respect to holders of Class
                                  A Shares as described in Section 3 of
                                  the Plan

8.    CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

            Conversion            None
            Rights:
            Exchange              Class A Shares may be exchanged for
            Rights:               Class A Shares of any other Funds.
                                  Additionally, Class A Shares may be
                                  exchanged for Investment Shares of
                                  Tax-Free Instruments Trust.  Class A
                                  Shares may also be exchanged for
                                  shares of investment companies that
                                  are not subject to this Plan, as
                                  provided in the "Proprietary Fund
                                  Schedule" attached hereto.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


9.    EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges payable upon redemption are as follows:

(a)   Basic Sales load schedule

      The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                         Sales Load as a
        Purchase           Percentage
         Amount             of Public
                         Offering Price
------------------------------------------
------------------------------------------
      Less than               5.50%
      $50,000
      $50,000 but             4.50%
      less than
      $100,000
      $100,000                3.75%
      but less
      than
      $250,000
      $250,000                2.50%
      but less
      than
      $500,000
      $500,000                2.00%
      but less
      than
      $1 million
      $1 million              0.00%
      or greater

(b)   Fixed income sales load Schedule

      The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                         Sales Charge as
        Purchase           a Percentage
         Amount             of Public
                          Offering Price
------------------------------------------
------------------------------------------
      Less than               4.50%
      $100,000
      $100,000 but            3.75%
      less than
      $250,000
      $250,000 but            2.50%
      less than
      $500,000
      $500,000 but            2.00%
      less than
      $1 million
      $1 million              0.00%
      or greater

(c)   limited term SALES LOAD schedule

      The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                       Sales Charge as
      Purchase          a Percentage
        Amount            of Public
                       Offering Price
----------------------------------------
----------------------------------------
      Less than             1.00%
      $1 million
      $1                    0.00%
      million
      or greater

(d)   MONEY MARKET LOAD SCHEDULE

      The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                       Sales Charge as
      Purchase          a Percentage
        Amount            of Public
                       Offering Price
----------------------------------------
----------------------------------------
      All                   0.00%
      purchases


(e)   ULTRASHORT BOND LOAD SCHEDULE

      The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                       Sales Charge as
      Purchase          a Percentage
        Amount            of Public
                       Offering Price
----------------------------------------
      Less than             2.00%
      $50,000
      $50,000               1.75%
      but less
      than
      $100,000
      $100,000              1.50%
      but less
      than
      $250,000
      $250,000 +            0.00%



(f)   "large ticket" purchases

      Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

      (G)   AGGREGATION OF PURCHASES

      In applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

|X|   Concurrent purchases of Class A Shares of other Funds;

|X| Accumulated purchases of Class A Shares will be considered in calculating the applicable sales charge on the additional Shares; and

|X| Letters of intent to purchase Class A Shares within a thirteen month period.

      (H)   waiver of sales load

      No sales load shall be assessed or contingent deferred sales charge imposed on purchases of Class A Shares:

o     within 120 days of redeeming shares of an equal or greater amount;

o through a bank trust department, a registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter, or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities or individuals;

o     with reinvested dividends or capital gains;

o by shareholders that originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account); and

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons.

   (I)      SPECIAL OFFER PROGRAM

      During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer are subject to a CDSC of 2.00% on redemptions which occur within 30 months after the purchase, which amount is to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program may be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which are exchanged for Class A Shares of other Funds during the 30 month CDSC period will incur the CDSC fee upon redemption. However, no sales load will be charged for the exchange.
==============================================================================

                              Schedule of Funds
                           Offering Class A Shares
==============================================================================

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


      1.    CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

      -------------------------------------------------------------------
             Multiple Class                Series              12b-1
                 Company                                         Plan
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Federated                                          None
            American Leaders
            Fund, Inc.
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Federated Equity        Federated Capital          0.25%
            Funds                   Appreciation Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated                  0.25%
                                    Communications
                                    Technology Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated Growth           None
                                    Strategies Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated Kaufmann         0.25%
                                    Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated Kaufmann         0.25%
                                    Small Cap Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated Large Cap        0.25%
                                    Growth Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated Market           0.25%
                                    Opportunity Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Federated Equity                                   0.50%
            Income Fund, Inc.
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Federated Income        Federated Capital          None
            Securities Trust        Income Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Federated               Federated                  None
            International           International
            Series, Inc.            Equity Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Federated Stock                                    None
            and Bond Fund,
            Inc.
      -------------------------------------------------------------------
      -------------------------------------------------------------------
            Federated World         Federated European         0.25%
            Investment              Growth Fund
            Series, Inc.
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated Global           0.25%
                                    Equity Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated Global           None
                                    Value Fund
                              --------------------------

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated                  0.25%
                                    International
                                    Capital
                                    Appreciation Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated                  0.25%
                                    International High
                                    Income Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated                  0.25%
                                    International Small
                                    Company Fund
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                                    Federated                  0.25%
                                    International Value
                                    Fund (formerly:
                                    Federated Global
                                    Financial Services
                                    Fund)
      -------------------------------------------------------------------

      2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

      -------------------------------------------------------------------------------
             Multiple Class                   Series                    12b-1 Plan
                 Company
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated Fixed         Federated Strategic Income        None
            Income                  Fund
            Securities, Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated                                                 0.25%
            Government
            Income
            Securities, Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated High                                            None
            Income Bond
            Fund, Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated Income        Federated Fund for U.S.           None
            Securities Trust        Government Securities
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated               Federated International           0.25%
            International           Bond Fund
            Series, Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated               Federated Bond Fund               0.25%
            Investment
            Series Funds,
            Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated                                                 None
            Municipal
            Opportunities
            Fund, Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated                                                 None
            Municipal
            Securities Fund,
            Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated               Federated California              0.25%
            Municipal               Municipal Income Fund
            Securities
            Income Trust
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
                                    Federated New York                0.25%
                                    Municipal Income Fund
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
                                    Federated North Carolina          0.25%
                                    Municipal Income Fund
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
                                    Federated Pennsylvania            0.40%
                                    Municipal Income Fund
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated Total         Federated Total Return            0.25%
            Return Series,          Bond Fund
            Inc.
      -------------------------------------------------------------------------------


      3.  Class A Shares Subject to the Limited Term Sales Load Schedule

      -------------------------------------------------------------------------------
             Multiple Class                   Series                    12b-1 Plan
                 Company
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated Fixed         Federated Limited Term Fund       0.50%
            Income
            Securities, Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
                                    Federated Limited Term            0.25%
                                    Municipal Fund
      -------------------------------------------------------------------------------

4.    CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

      -------------------------------------------------------------------------------
             Multiple Class                   Series                    12b-1 Plan
                 Company
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Money Market            Liberty U.S. Government           None
            Obligations Trust       Money Market Trust
      -------------------------------------------------------------------------------

5.    CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND LOAD SCHEDULE

      -------------------------------------------------------------------------------
             Multiple Class                   Series                    12b-1 Plan
                 Company
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated Fixed         Federated Municipal               0.25%
            Income                  Ultrashort Fund
            Securities, Inc.
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated               Federated Government              0.25%
            Institutional           Ultrashort Duration Fund
            Trust
      -------------------------------------------------------------------------------
      -------------------------------------------------------------------------------
            Federated Total         Federated Ultrashort Bond         0.30%
            Return Series,          Fund
            Inc.
      -------------------------------------------------------------------------------


6.    CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

      ----------------------------------------------------------------
             Multiple Class                      Series
                 Company
      ----------------------------------------------------------------
      ----------------------------------------------------------------
            Federated Fixed         Federated Municipal Ultrashort
            Income                  Fund
            Securities, Inc.
      ----------------------------------------------------------------
      ----------------------------------------------------------------
            Federated               Federated Government Ultrashort
            Institutional           Duration Fund
            Trust
      ----------------------------------------------------------------
      ----------------------------------------------------------------
            Federated Total         Federated Ultrashort Bond Fund
            Return Series,
            Inc.
      ----------------------------------------------------------------
==============================================================================

                  proprietary fund schedule - class a shares
==============================================================================

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Class A Shares of the Funds indicated opposite their names. Such Class A Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Class A Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

      --------------------------------------------------------------------
             Multiple Class             Non-Plan Investment Companies
             Series/Company
      -----------------------

      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated               Vision Funds (Class A Shares)
            International           Southtrust Funds (Class A Shares)
            Series -
            Federated
            International
            Equity Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated Equity        Southtrust Funds (Class A Shares)
            Funds -
            Federated Small
            Cap Strategies
            Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated               Southtrust Funds (Class A Shares)
            Utility Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated Fund          Southtrust Funds (Class A Shares)
            for U.S.
            Government
            Securities
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated               Southtrust Funds (Class A Shares)
            Municipal
            Securities Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated               CCMI Funds
            American Leaders
            Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated
            International
            Series -
            Federated
            International
            Bond Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated High
            Income Bond Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated Equity
            Income Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Federated Fixed
            Income
            Securities -
            Federated
            Strategic Income
            Fund
      --------------------------------------------------------------------
      --------------------------------------------------------------------
            Money Market
            Obligations             CCMI Funds
            Trust -
            Liberty U.S.
            Government Money
            Market Trust
      --------------------------------------------------------------------


==============================================================================
                            Class B Shares Exhibit
==============================================================================
                                      To
                             Multiple Class Plan

10.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of an advance commission paid by the principal underwriter. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fees and fees under a 12b-1 plan. In connection with this arrangement, Class B Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Class B Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             Up to 5.5% of the public offering price
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              Up to 75 basis points (0.75%) of the average
                             daily net asset value
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Class B Shares as
                             described in Section 3 of the Plan

11.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         Class B Shares will automatically convert into
      Rights:            Class A Shares after the period specified in the
                         Basic CDSC Schedule set forth below.
      Exchange           Class B Shares may be exchanged for Class B
      Rights:            Shares of any other Fund.
In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



12.   EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

(a)   BASIC CDSC Schedule

------------------------------------------
      Shares Held          Have A CDSC
      Up to: To:           Of:
------------------------------------------
------------------------------------------
          1 year               5.50 %
------------------------------------------
------------------------------------------
         2 years               4.75 %
------------------------------------------
------------------------------------------
         3 years               4.00 %
------------------------------------------
------------------------------------------
         4 years               3.00 %
------------------------------------------
------------------------------------------
         5 years               2.00 %
------------------------------------------
------------------------------------------
         6 years               1.00 %
------------------------------------------
------------------------------------------
         7 years               0.00 %
------------------------------------------
------------------------------------------
         8 years           Convert to
                           Class A Shares
------------------------------------------


(b)   AUTOMATIC INVESTMENT in Class A Shares

      Except for accounts held in the name of an investment professional, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares.

(c)   Waiver of CDSC

      Upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

|X|   following the death or post-purchase disability, as defined in
      Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

|X| representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X| of Shares that represent a reinvestment within 120 days of a previous redemption;

|X| of Shares held by the Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons;

|X|
   of Shares originally purchased through a bank trust department, a registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;

|X|   of shares purchased with reinvested dividends or capital gains; and

|X| of shares which were exchanged into another Fund if the Shares were held for the applicable CDSC holding period.

(d)   Systematic Withdrawal Program

      Upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

==============================================================================

                              Schedule of Funds
                           Offering Class B Shares
==============================================================================

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

      CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

      --------------------------------------------------------------------------
             Multiple Class                   Series              12b-1 Plan
                 Company
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.75%
            American Leaders
            Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Equity        Federated Capital                 0.75%
            Funds                   Appreciation Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Communications          0.75%
                                    Technology Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Growth                  0.75%
                                    Strategies Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Kaufmann Fund           0.75%
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Kaufmann Small          0.75%
                                    Cap Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Large Cap Growth        0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Market                  0.75%
                                    Opportunity Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Equity                                          0.75%
            Income Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Fixed         Federated Strategic Income        0.75%
            Income                  Fund
            Securities, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.75%
            Government
            Income
            Securities, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated High                                            0.75%
            Income Bond
            Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Income        Federated Fund for U.S.           0.75%
            Securities Trust        Government Securities
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Capital Income          0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated               Federated International           0.75%
            International           Bond Fund
            Series, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    Equity Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated               Federated Bond Fund               0.75%
            Investment
            Series Funds,
            Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.75%
            Municipal
            Opportunities
            Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.75%
            Municipal
            Securities Fund,
            Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated               Federated California              0.75%
            Municipal               Municipal Income Fund
            Securities
            Income Trust
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated New York                0.75%
                                    Municipal Income Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Pennsylvania            0.75%
                                    Municipal Income Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Stock                                           0.75%
            and Bond Fund,
            Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Total         Federated Total Return            0.75%
            Return Series,          Bond Fund
            Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated World         Federated Emerging Markets        0.75%
            Investment              Fund
            Series, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated European Growth         0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Global Equity           0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Global Value            0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    Capital Appreciation Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    High Income Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    Small Company Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    Value Fund (formerly:
                                    Federated Global Financial
                                    Services Fund)
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Money Market            Liberty U.S. Government           0.75%
            Obligations Trust       Money Market Trust
      --------------------------------------------------------------------------

------------------------------------------------------------------------------


==============================================================================

                            Class C Shares Exhibit
==============================================================================
                                      To
                             Multiple Class Plan

13.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of a 1.0% front-end sales load paid through the principal underwriter and an advance commission of up to 1.0% of the public offering price paid by the principal underwriter and shareholder services fees paid by Federated Shareholder Services Co. Additionally, distribution and administrative service fees will be paid by the principal underwriter under the 12b-1 Plan beginning in the thirteenth month. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this arrangement, Class C Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Class C Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             1.0% of the public offering price
      Contingent             Up to 1.0% of the public offering price if
      Deferred Sales         redeemed within twelve months following
      Charge ("CDSC")        purchase
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              As set forth in the attached Schedule
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Class C Shares as
                             described in Section 3 of the Plan

14.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Class C Shares may be exchanged for Class C
      Rights:            Shares of any other Fund.  Additionally, no CDSC
                         fee will be imposed on exchanges between Class C
                         Shares and either Investment Shares of Federated
                         Tax-Free Instruments Trust or Class A Shares of
                         Liberty U.S. Government Money Market Trust, provided that the CDSC fee will be imposed on any redemption of such Shares or exchange of such Shares into any other Class.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



15.   EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

      (A)   waiver of sales load

      No sales load shall be assessed or contingent deferred sales charge imposed on purchases of Class A Shares:

o     within 120 days of redeeming shares of an equal or greater amount;

o through a bank trust department, a registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter, or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities or individuals;

o     with reinvested dividends or capital gains;

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons.


         (A)       WAIVER OF CDSC

      Upon notification of the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions:


o following the death or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o of Shares that represent a reinvestment within 120 days of a previous redemption;
o of Shares held by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons;

o of Shares originally purchased through a bank trust department, a registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;

o     of shares purchased with reinvested dividends or capital gains; and

o of shares which were exchanged into another fund if the Shares were held for the applicable CDSC holding period.


==============================================================================
                              Schedule of Funds
                           Offering Class C Shares
==============================================================================

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

      CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

      --------------------------------------------------------------------------
             Multiple Class                   Series                12b-1 Plan
                 Company
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.75%
            American Leaders
            Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Equity        Federated Capital                 0.75%
            Funds                   Appreciation Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Communications          0.75%
                                    Technology Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Growth                  0.75%
                                    Strategies Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Kaufmann Fund           0.75%
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Kaufmann Small          0.75%
                                    Cap Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Large Cap Growth        0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Market                  0.75%
                                    Opportunity Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Equity                                          0.75%
            Income Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Fixed         Federated Strategic Income        0.75%
            Income                  Fund
            Securities, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.75%
            Government
            Income
            Securities, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated High                                            0.75%
            Income Bond
            Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Income        Federated Fund for U.S.           0.75%
            Securities Trust        Government Securities
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Capital Income          0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Index         Federated Max-Cap Index           0.75%
            Trust                   Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Mini-Cap Index          0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated               Federated International           0.75%
            International           Bond Fund
            Series, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    Equity Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated               Federated Bond Fund               0.75%
            Investment
            Series Funds,
            Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.75%
            Municipal
            Opportunities
            Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.75%
            Municipal
            Securities Fund,
            Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Total         Federated Total Return            0.75%
            Return Series,          Bond Fund
            Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated World         Federated Asia Pacific            0.75%
            Investment              Growth Fund
            Series, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Emerging Markets        0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated European Growth         0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Global Equity           0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Global Value            0.75%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    Capital Appreciation Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    High Income Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    Small Company Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated International           0.75%
                                    Value Fund (formerly:
                                    Federated Global Financial
                                    Services Fund)
      --------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

Class F Shares*                            Exhibit
==============================================================================
                                      To
                             Multiple Class Plan

16.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of a sales load paid by the principal underwriter and shareholder service fees to be paid by Federated Shareholder Service Co. Additionally, the principal underwriter will pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and the 12b-1 fee on an ongoing basis. In connection with this arrangement Class F Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class F Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             Up to 100 basis points (1.00%) of the public
                       offering price
Contingent Deferred    Up to 100 basis points (1.00%) of the lower of the
Sales Charge ("CDSC")  original purchase price or the redemption proceeds
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class F Shares as described in Section 3 of the Plan

17.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Class F Shares may be exchanged for Class F Shares of
                   any other Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.

1.
71

18.   EXCEPTIONS TO BASIC ARRANGEMENTS

      For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

(a)   basic sales load schedule *

   -----------------------------------------------------------------------
                                 Sales Charge as         Sales Charge as
         Purchase Amount:        Percentage of           a Percentage of
                                 Offering Price          NAV
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
         Less than $1            1.00%                   1.01%
         million
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
         $1 million or           0.00%                   0.00%
         greater
   -----------------------------------------------------------------------
      * Applies to all Funds indicated on the attached Schedule, except Federated Limited Term Municipal Fund, which has no initial sales load.

(b)   CDSC SCHEDULE

      Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

   -----------------------------------------------------------------------
                                                    Contingent Deferred
         Purchase Amount:             Shares        Sales Charge:
                                      Held:
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
         Under $2 million             4             1.00%**
                                      years
                                      or
                                      less
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
         $2 million but less          2             0.50%**
         than $5 million              years
                                      or less
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
         $ 5 million or               1 year        0.25%**
         greater                      or less
   -----------------------------------------------------------------------
      ** Calculated using Share price at the time of original purchase or redemption, whichever is lower.

   (C)      WAIVER OF SALES LOAD

   Upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares:

o     within 120 days of redeeming Shares of an equal or greater amount;

o through a bank trust department, a registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities or individuals;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account); and

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter , and the immediate family members of the above persons.

   (D)      WAIVER OF CDSC

   Upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

o following the death or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o of Shares that represent a reinvestment within 120 days of a previous redemption;

o of Shares held by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons;

o of Shares originally purchased through a bank trust department, a registered investment adviser, retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;

o     of Shares purchased with reinvested dividends or capital gains;

o of Shares which were exchanged into another fund if the Shares were held for the applicable CDSC holding period (other than a money market fund); and

o representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

==============================================================================
                                 Schedule of Funds
                              Offering Class F Shares
==============================================================================

      The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

      CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

      --------------------------------------------------------------------------
             Multiple Class                   Series               12b-1 Plan
                 Company
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 None
            American Leaders
            Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Equity                                          0.25%
            Income Fund, Inc
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Fixed         Federated Limited Term Fund       0.15%
            Income
            Securities, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Limited Term            0.15%
                                    Municipal Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Strategic Income        0.50%
                                    Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 None
            Government
            Income
            Securities, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated Income        Federated Capital Income          0.25%
            Securities Trust        Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                    Federated Fund for U.S.           0.25%
                                    Government Securities
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated               Federated Bond Fund               None
            Investment
            Series Funds,
            Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated                                                 0.25%
            Municipal
            Opportunities
            Fund, Inc.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            Federated               Federated Ohio Municipal          0.40%
            Municipal               Income Fund
            Securities
            Income Trust
      --------------------------------------------------------------------------
==============================================================================
      galaxy-bkb*                        Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

19.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Galaxy-BKB Shares will consist of shareholder services to be provided by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Galaxy-BKB Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Galaxy-BKB Shares
      Expenses
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average daily
      Service Fee            net asset value
      12b-1 Fee              None
      Other Expenses         Itemized expenses incurred by the Fund with respect
                             to holders of Galaxy-BKB Shares as described in
                             Section 3 of the Plan

20.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Galaxy-BKB Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Galaxy-BKB Shares may be exchanged for
      Rights:            Galaxy-BKB Shares of any of the Galaxy Funds.
                         Additionally, these Shares may be exchanged for Class A Shares of any of the Galaxy Funds that do not offer Galaxy-BKB Shares.
      In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                             Offering Galaxy-BKB Shares
==============================================================================

      The Funds set forth on this Schedule each offer Galaxy-BKB Shares on the terms set forth in the Galaxy-BKB Shares Exhibit to the Multiple Class Plan, in each case as indicated below.

-------------------------------------------------------------------------------
       Multiple Class Company                  Series             12b-1 Plan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      Money Market                   Massachusetts Municipal           None
      Obligations Trust              Cash Trust
-------------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                               Class k Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

21.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class K Shares will consist of:

      (i) sales by financial intermediaries to retirement plans in consideration of payments financed by a Rule 12b-1 Plan, with shareholder services provided by the retirement plan recordkeepers; and

       (ii) additionally, with respect to the Federated Kaufmann Fund, (a) the issuance of Class K Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund, and (b) additional investments by former Kaufmann Fund shareholders and related persons with respect to the other funds listed in this exhibit, sales by financial intermediaries.

      The principal underwriter, Federated Securities Corp. and financial intermediaries through which shareholders acquire or hold Class K Shares may receive a shareholder service fee and may also receive additional payments for distribution and administrative services under a Rule 12b-1 Plan. In connection with this arrangement, Class K Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Class K Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Redemption Fee         As set forth in the attached Schedule.
      Shareholder            As set forth in the attached Schedule
      Service Fee
      12b-1 Fee              As set forth in the attached Schedule
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Class K Shares as
                             described in Section 3 of the Multiple Class
                             Plan


22.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Class K Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           With respect to the Kaufmann Fund, Class K
      Rights:            Shares may be exchanged for Class A Shares or
                         Class K Shares of any other Fund. With respect to the other funds, Class K Shares may be exchanged for Class K Shares, including the Kaufmann Fund.
      In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


23.   REDEMPTION FEE

      For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class K Shares shall be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

      A Fund shall waive any redemption fee with respect to Class K Shares redeemed or exchange by employer sponsored retirement plans.


==============================================================================
                                 Schedule of Funds
                              Offering class K Shares
==============================================================================

      The Funds set forth on this Schedule each offer Class K Shares on the terms set forth in the Class K Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

        Multiple Class             Series           Redemption 12b-1 Plan
           Company                                      Shareholder       Fee
                                                         Services
                                                            Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
      Federated                                     0.50%  None              None
      American Leaders
      Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
      Federated Equity                              0.50%  0.25%             0.20%
      Funds                    Federated-Kaufmann
                               Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                               Federated            0.50%  None              None
                               Capital
                               Appreciation
                               Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
      Federated Index          Federated            0.50%  None              None
      Trust                    Max-Cap Index
                               Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
      Federated Stock                               0.50%  None              None
      and Bond Fund,
      Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
      Total Return Bond        Federated            0.50%  None              None
      Fund                     Total Return
                               Bond Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
      Federated U.S.                                0.50%  None              None
      Government
      Securities Fund:
      2-5 Years
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                               Class Y Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

24.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class Y Shares will consist of sales to institutional purchasers requiring less distribution support activity and less shareholder services, who are also seeking low expense ratios. In connection with this arrangement, Class Y Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Class Y Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            None
      Service Fee
      12b-1 Fee              None
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Class Y Shares as
                             described in Section 3 of the Plan

25.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Class Y Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Class Y Shares may be exchanged for Class Y
      Rights:            Shares of any other Fund.
      In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                              Offering class Y Shares
==============================================================================

      The Funds set forth on this Schedule each offer Class Y Shares on the terms set forth in the Class Y Shares Exhibit to the Multiple Class Plan, in each case as indicated below:


---------------------------------------------------------------------------
       Multiple Class Company                  Series
                                                                       12b-1
                                                                       Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Federated U.S.
      Government Securities                                            None
      Fund: 1-3 Years
---------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                        Institutional Service Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

26.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Service Shares will consist of sales by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Institutional Service Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Institutional
      Expenses               Service Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              As set forth in the attached Schedule
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Institutional Service
                             Shares as described in Section 3 of the Plan

27.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Institutional Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Institutional Service Shares may be exchanged
      Rights:            for Institutional Service Shares of any other
                         Fund.  Additionally, Institutional Service
                         Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class
                         A Shares or Class F Shares, respectively.
                         Institutional Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.
      In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                       Offering institutional Service Shares
==============================================================================

      The Funds set forth on this Schedule each offer Institutional Service Shares on the terms set forth in the Institutional Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

-----------------------------------------------------------------------------------
       Multiple Class Company                  Series                  12b-1 Plan
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Adjustable                                             0.25%
      Rate Securities Fund
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated GNMA Trust                                             0.25%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Income               Federated Intermediate            0.25%
      Securities Trust               Income Fund
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Federated Short-Term              0.25%
                                     Income Fund
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Income Trust                                           0.25%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Index Trust          Federated Max-Cap Fund            0.30%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Institutional        Federated Government              0.25%
      Trust                          Ultrashort Duration Fund
                                     (formerly: Federated
                                     Government UltraShort Fund)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Limited                                                0.25%
      Duration Government
      Fund, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Short-Term                                             0.25%
      Municipal Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Total Return                                           0.25%
      Government Bond Fund
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated Total Return         Federated Limited Duration        0.25%
      Series, Inc.                   Fund
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Federated Mortgage Fund           0.25%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Federated Total Return            0.25%
                                     Bond Fund
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Federated Ultrashort Bond         0.25%
                                     Fund
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated U.S.                                                   0.25%
      Government Securities
      Fund:  1-3 Years
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Federated U.S.                                                   0.25%
      Government Securities
      Fund:  2-5 Years
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
      Money Market                   Arizona Municipal Cash            None
      Obligations Trust              Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     California Municipal Cash         None
                                     Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Connecticut Municipal Cash        None
                                     Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Government Obligations Fund       None
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Government Obligations            None
                                     Tax-Managed Fund
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Massachusetts Municipal           None
                                     Cash Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Michigan Municipal Cash           None
                                     Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Municipal Obligations Fund        None
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     New Jersey Municipal Cash         0.10%
                                     Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     New York Municipal Cash           0.25%
                                     Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Ohio Municipal Cash Trust         None
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Pennsylvania Municipal            None
                                     Cash Trust
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Prime Cash Obligations Fund       None
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Prime Obligations Fund            None
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Prime Value Obligations           None
                                     Fund
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Tax-Free Instruments Trust        None
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Tax-Free Obligations Fund         None
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Treasury Obligations Fund         None
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     U.S. Treasury Cash Reserves       0.25%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                     Virginia Municipal Cash           None
                                     Trust
-----------------------------------------------------------------------------------


==============================================================================

              Proprietary fund schedule - institutional service shares
==============================================================================

      Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Institutional Service Shares of the Funds indicated opposite their names. Such Institutional Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Institutional Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.:

---------------------------------------------------------------------------
             Multiple Class Series/Company                   Non-Plan
                                                            Investment
                                                            Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Federated Index Trust Series -
-------------------------------------------------       Marshall Funds
      Federated Max-Cap Index Fund

---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Money Market Obligations Trust -                  WesMark Funds
      Automated Cash Management Trust
---------------------------------------------------------------------------


==============================================================================

                            Institutional Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

28.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales by financial intermediaries in consideration of a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 plan. In connection with this arrangement, Institutional Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Institutional Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              As set forth in the attached Schedule
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Institutional Shares as described in Section 3 of the Plan

29.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Institutional Shares may be exchanged for
      Rights:            Institutional Shares of any other Fund.
                         Additionally, Institutional Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.
      In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                           Offering institutional Shares
==============================================================================

      The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

-------------------------------------------------------------------------------------
       Multiple Class Company                  Series                   12b-1 Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Adjustable                                             None
      Rate Securities Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Fixed Income         Federated Municipal               None
      Securities, Inc.               Ultrashort Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated GNMA Trust                                             None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Income               Federated Intermediate            None
      Securities Trust               Income Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Federated Short-Term              None
                                     Income Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Income Trust                                           None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Index Trust          Federated Max-Cap Fund            None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Federated Mini-Cap Fund           None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Institutional        Federated Government              None
      Trust                          Ultrashort Duration Fund
                                     (formerly: Federated
                                     Government Ultrashort Fund)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Limited                                                None
      Duration Government
      Fund, Inc.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Managed              Federated Managed Growth          None
      Allocation Portfolios          Portfolio
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Federated Managed Moderate        None
                                     Growth Portfolio
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Federated Managed                 None
                                     Conservative Growth
                                     Portfolio
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Federated Managed Income          None
                                     Portfolio
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Short-Term                                             None
      Municipal Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Total Return                                           None
      Government Bond Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated Total Return         Federated Limited Duration        None
      Series, Inc.                   Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Federated Mortgage Fund           None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Federated Total Return            None
                                     Bond Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Federated Ultrashort Bond         None
                                     Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated U.S.                                                   None
      Government Securities
      Fund:  1-3 Years
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Federated U.S.                                                   None
      Government Securities
      Fund:  2-5 Years
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      Money Market                   Automated Cash Management         None
      Obligations Trust              Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     California Municipal Cash         None
                                     Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Florida Municipal Cash            0.25%
                                     Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Government Obligations Fund       None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Government Obligations            None
                                     Tax-Managed Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Michigan Municipal Cash           None
                                     Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Minnesota Municipal Cash          None
                                     Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Municipal Obligations Fund        None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     New Jersey Municipal Cash         None
                                     Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Ohio Municipal Cash Trust         None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Pennsylvania Municipal            None
                                     Cash Trust
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Prime Cash Obligations Fund       None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Prime Management                  None
                                     Obligations Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Prime Obligations Fund            None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Prime Value Obligations           None
                                     Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Tax-Free Obligations Fund         None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Treasury Obligations Fund         None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     U.S. Treasury Cash Reserves       None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                     Virginia Municipal Cash           None
                                     Trust
-------------------------------------------------------------------------------------
==============================================================================


                             investment Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

30.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales by financial intermediaries in consideration of a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Investment Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Investment Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              None
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Investment Shares as described in Section 3 of the Plan

31.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Investment Shares may be exchanged for
      Rights:            Investment Shares of any other Fund.
                         Additionally, Investment Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively. Investment Shares may also be exchanged for shares of Investment
                         Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.


      In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                             Offering Investment Shares
==============================================================================

      The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan, in each case as indicated below.

------------------------------------------------------------------------------------
       Multiple Class Company                  Series                   12b-1 Plan
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
      Money Market                   Tax-Free Instruments Trust        None
      Obligations Trust
------------------------------------------------------------------------------------
==============================================================================

==============================================================================
                   proprietary fund schedule - investment shares

      Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Investment Shares of the Funds indicated opposite their names. Such Investment Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Investment Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

-----------------------------------------------------------------
           Multiple Class                Non-Plan Investment
           Series/Company                     Companies
-----------------------------------------------------------------
-----------------------------------------------------------------
      Money Market                   Southtrust Funds (Class A
      Obligations Trust -            Shares)
------------------------------
      Tax-Free Instruments
      Trust
-----------------------------------------------------------------


==============================================================================

                               Primary Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

32.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      Primary Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Primary Shares will consist of institutional sales to insurance companies for Primary Share inclusion in those variable life and variable annuity product separate accounts. The insurance company distributor, underwriter or affiliated entity will receive a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Primary Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Primary Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              None
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Primary Shares as
                             described in Section 3 of the Plan

33.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Primary Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           None
      Rights:



==============================================================================
                                 Schedule of Funds
                              Offering Primary Shares
==============================================================================

      The Funds set forth on this Schedule each offer Primary Shares on the terms set forth in the Primary Shares Exhibit to the Multiple Class Plan, in each case as indicated below.

-------------------------------------------------------------------------------
       Multiple Class Company                  Series             12b-1 Plan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      Federated Insurance            Federated High Income Bond        None
      Series                         Fund II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated American Leaders        None
                                     Fund II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Capital                 None
                                     Appreciation Fund II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Quality Bond            None
                                     Fund II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Kaufmann Fund II        None
-------------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                             retirement Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

34.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Retirement Shares will consist of sales by financial intermediaries in consideration of a shareholder service fee paid by Federated Shareholder Services Co. In connection with this arrangement, Retirement Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Retirement Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              None
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Retirement Shares as described in Section 3 of the Plan

35.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Retirement Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Retirement Shares may be exchanged for
      Rights:            Retirement Shares of any other Fund.
      In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                             Offering retirement Shares
==============================================================================

      The Funds set forth on this Schedule each offer Retirement Shares on the terms set forth in the Retirement Shares Exhibit to the Multiple Class Plan, in each case as indicated below:


-------------------------------------------------------------------------------
       Multiple Class Company                  Series              12b-1 Plan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      Edward Jones Money                                               None
      Market Fund
-------------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                               Select Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

36.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Select Shares will consist of sales by financial intermediaries who will receive a shareholder service fee paid by Federated Shareholder Services Co. and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Select Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Select Class Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              As set forth in the attached Schedule
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Select Shares as
                             described in Section 3 of the Plan

37.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Select Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Select Shares may be exchanged for Select Shares
      Rights:            of any other Fund.  Additionally, Select Shares
                         issued in exchange for Class A Shares or Class F
                         Shares may be exchanged back into Class A Shares or Class F Shares, respectively.
      In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


==============================================================================
                                 Schedule of Funds
                               Offering Select Shares
==============================================================================

      The Funds set forth on this Schedule each offer Select Shares on the terms set forth in the Select Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

-------------------------------------------------------------------------------
       Multiple Class Company                  Series             12b-1 Plan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      Federated Managed              Federated Managed Growth          0.75%
      Allocation Portfolios          Portfolio
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Managed Moderate        0.75%
                                     Growth Portfolio
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Managed                 0.75%
                                     Conservative Growth
                                     Portfolio
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Managed Income          0.75%
                                     Portfolio
-------------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                               Service Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

38.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity will receive a shareholder service fee paid by Federated Shareholder Services Co. and when indicated on the Schedule to this Exhibit, may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement Service Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Service Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      Shareholder            Up to 25 basis points (0.25%) of the average
      Service Fee            daily net asset value
      12b-1 Fee              As set forth in the attached Schedule
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Service Shares as
                             described in Section 3 of the Plan

39.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           None
      Rights:

==============================================================================
                                 Schedule of Funds
                              Offering Service Shares
==============================================================================

      The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

-------------------------------------------------------------------------------
       Multiple Class Company                  Series             12b-1 Plan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      Federated Insurance            Federated High Income Bond        0.25%
      Series                         Fund II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated American Leaders        0.25%
                                     Fund II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Capital                 0.25%
                                     Appreciation Fund II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Quality Bond            0.25%
                                     Fund II
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     Federated Kaufmann Fund II        0.25%
-------------------------------------------------------------------------------

------------------------------------------------------------------------------

==============================================================================

                                trust Shares Exhibit
==============================================================================
                                         To
                                Multiple Class Plan

40.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

      For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Trust Shares will bear the following fees and expenses:

      Fees and               Maximum Amount Allocated Trust Shares
      Expenses
---------------------------------------------------------------------------
---------------------------------------------------------------------------
      Sales Load             None
      Contingent             None
      Deferred Sales
      Charge ("CDSC")
      12b-1 Fee              Up to 25 basis points (0.25%) of the average
                             daily net asset value
      Other Expenses         Itemized expenses incurred by the Fund with
                             respect to holders of Trust  Shares as
                             described in Section 3 of the Multiple Class
                             Plan

41.   CONVERSION AND EXCHANGE PRIVILEGES

      For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

      Conversion         None
      Rights:
      Exchange           Trust Shares may be exchanged for Trust Shares
      Rights:            of any other Fund listed below.

==============================================================================
                                 Schedule of Funds
                               Offering Trust Shares
==============================================================================

      The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


-------------------------------------------------------------------------------

       Multiple Class Company              Series                  12b-1 Plan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

      Money Market                   Treasury                         .25%
      Obligations Trust              Obligations Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

      Money Market                   Government                       .25%
      Obligations Trust              Obligations Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

      Money Market                   Prime Obligations                .25%
      Obligations Trust              Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      Money Market                   Tax-Free                         .25%
      Obligations Trust              Obligations Fund
-------------------------------------------------------------------------------

------------------------------------------------------------------------------




--------
                     * Formerly Fortress Class of Shares
               * formerly Boston 1784 Fund Shares and Bay Funds